SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                  July 9, 1998

                                 UDC HOMES, INC.


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             (Exact name of registrant as specified in its charter)


Delaware                                1-11416         86-0702254
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(State or other jurisdiction of       (Commission    (I.R.S. Employer
incorporation or organization)        File Number)   Identification No.)


6710 North Scottsdale Road
        Scottsdale, Arizona                            85253
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number including area code:(602) 627-3000




                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 7.           Exhibits.





Number            Description


1                 Copy of Press Release










                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 1998


                                        /s/ Kenda B. Gonzales
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